Exhibit 10.2.4

AMENDMENT NUMBER FOUR
to the
MASTER REPURCHASE AGREEMENT
Dated as of June 3, 2020,
among
HOME POINT FINANCIAL CORPORATION,
MORGAN STANLEY BANK. N.A.,
and
MORGAN STANLEY MORTGAGE CAPITAL HOLDINGS LLC
This AMENDMENT NUMBER FOUR (this “Amendment”) is made this eleventh of February, 2021, among HOME POINT FINANCIAL CORPORATION, a New Jersey corporation, as seller (“Home Point”), MORGAN STANLEY BANK, N.A., a national banking association, as buyer (“Buyer”) and MORGAN STANLEY MORTGAGE CAPITAL HOLDINGS LLC, a New York limited liability company, as agent for the Buyer (“Agent”), to the Master Repurchase Agreement, dated as of June 3, 2020, as amended by that certain Amendment Number One to the Master Repurchase Agreement, dated as of August 14, 2020, by that certain Amendment Number Two to the Master Repurchase Agreement, dated as of November 18, 2020, and by that certain Amendment Number Three to the Master Repurchase Agreement, dated as of December 23, 2020 and effective as of January 5, 2021 (as amended, modified or supplemented from time to time, the “Agreement”), among Seller, Buyer and Agent, as such agreement may be further amended from time to time. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.
RECITALS
WHEREAS, Seller, Buyer and Agent have agreed to amend the Agreement as more specifically set forth herein; and
WHEREAS, as of the date hereof, Seller represents to Buyer and Agent that Seller is in full compliance with all of the terms and conditions of the Agreement and each other Repurchase Document and no Default or Event of Default has occurred and is continuing under the Agreement or any other Repurchase Document.
NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and for the mutual covenants herein contained, the parties hereto hereby agree as follows:
Section 1.Amendment. The Agreement is hereby amended as follows:

Section 1.01    Section 5.02(c) of the Agreement is hereby amended and restated in its entirety as follows:

(c) Margin Maintenance. Either (i) No Margin Deficiency in excess of the Margin Threshold shall exist or (ii) if a Margin Deficiency in excess of the Margin Threshold shall exist on such Business Day, (x) the Buyer (or the Agent on behalf of the Buyer) has provided the Seller with written consent (which may be via electronic transmission) to enter into Transactions on such Business Day notwithstanding the existence of such Margin Deficiency in excess of the Margin Threshold, and (y) the Buyer (or the Agent on behalf of the Buyer) has not revoked the consent identified in clause (x) above;

Section 1.02    Section 14.01 of the Agreement is hereby amended and restated in its entirety as follows:
14.01    Delay Not Waiver; Remedies Are Cumulative. No failure on the part of the Buyer and the Agent (or the Buyer or the Agent, as the case may be) to exercise, and no delay in exercising, and no course of dealing with respect to, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by the Buyer and the Agent (or the Buyer or the Agent, as the case may be) of any right, power or remedy under any Repurchase Document preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All rights and remedies of the Buyer provided for herein are cumulative and in addition to any and all other rights and remedies provided by law, the Repurchase Documents and the other instruments and agreements contemplated hereby and thereby, and are not conditional or contingent on any attempt by the Buyer and the Agent (or the Buyer or the Agent, as the case may be) to exercise any of its rights under any other related document. The Buyer and the Agent (or the Buyer or the Agent, as the case may be) may exercise at any time after the occurrence of an Event of Default one or more remedies, as they so desire, and may thereafter at any time and from time to time exercise any other remedy or remedies. For the avoidance of doubt, neither (x) the failure of the Buyer (or the Agent on behalf of the Buyer), on any one or more occasions, to exercise its rights under this Repurchase Agreement with respect to a Margin Deficiency nor (y) the election of the Buyer (or the Agent on behalf of the Buyer), on any one or more occasions, to enter into Transactions notwithstanding the existence of a Margin Deficiency in excess of the Margin Threshold in accordance with Section 5.02(c)(ii) of this Repurchase Agreement, shall change or alter the terms and conditions to which this Repurchase Agreement is subject or limit the right of Buyer (or the Agent on behalf of the Buyer) to exercise its rights under this Repurchase Agreement with respect to such Margin Deficiency at a later date.

Section 2.Effective Date. This Amendment shall become effective as of the date (the “Amendment Effective Date”) that the Agent shall have received counterparts hereof duly executed by each of the parties hereto.
Section 3.Fees and Expenses. Seller agrees to pay to Buyer and Agent all reasonable out-of-pocket costs and expenses incurred by Buyer or Agent in connection with this Amendment (including all reasonable fees and out-of-pocket costs and expenses of Buyer’s or Agent’s legal counsel) in accordance with Section 14.04 and 14.06 of the Agreement.
Section 4.Representations. Seller hereby represents to Buyer and Agent that as of the date hereof, Seller is in full compliance with all of the terms and conditions of the Agreement and each other Repurchase Document and no Default or Event of Default has occurred and is continuing under the Agreement or any other Repurchase Document.
Section 5.Binding Effect; Governing Law. This Amendment shall be binding and inure to the benefit of the parties hereto and their respective successors and permitted assigns. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF (EXCEPT FOR SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW WHICH SHALL GOVERN).
Section 6.Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument. The parties intend that faxed signatures and electronically imaged signatures such as .pdf files shall constitute original signatures and are binding on all parties.
Section 7.Limited Effect. Except as expressly amended hereby, the Agreement shall continue in full force and effect in accordance with its terms. Reference to this Amendment need not be made in the Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Agreement, any reference in any of such items to the Agreement being sufficient to refer to the Agreement as amended hereby. The parties hereto have entered into this Amendment solely to amend the terms of the Agreement and do not intend this Amendment or the transactions contemplated hereby to be, and this Amendment and the transactions contemplated hereby shall not be construed to be, a novation of any of the obligations owing by Seller or any other party under or in connection with the Agreement or any of the other Transaction Documents. It is the intention and agreement of each of the parties hereto that (i) the perfection and priority of all security interests securing the payment of the Repurchase Obligations of the parties under the Agreement are preserved, (ii) the liens and security interests granted under the Agreement continue in full force and effect, and (iii) any reference to the Agreement in any such Transaction Documents shall be deemed to reference to this Amendment.
[Signature Page Follows]

IN WITNESS WHEREOF, Sellers, Buyer and Agent have caused this Amendment to be executed and delivered by their duly authorized officers as of the date set forth above.

HOME POINT FINANCIAL CORPORATION, as Seller By: /s/ Joseph Ruhlin Name: Joseph Ruhlin Title: Senior Managing Director - Treasurer

MORGAN STANLEY BANK, N.A.,
as Buyer

By: /s/ Darius Houseal
Name: Darius Houseal
Title: Authorized Signatory

MORGAN STANLEY MORTGAGE CAPITAL HOLDINGS LLC,
as Agent

By: /s/ Michael Calandra
Name: Michael Calandra
Title: Authorized Signatory

[Signature page to Amendment No. 4 to MRA]